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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-79703) of UCBH Holdings, Inc. of our report dated January 19, 2001 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.





/s/ PricewaterhouseCoopers LLP
San Francisco, California
February 16, 2001